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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         April 3, 2000 (March 17, 2000)

                Date of Report (Date of Earliest Event Reported)


                           NATIONAL AUTO CREDIT, INC.

             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                        1-11601             34-1816760
  (State or Other Jurisdiction of        (Commission        (I.R.S. Employer
  Incorporation or Organization)          File No.)        Identification No.)



                      30000 AURORA ROAD, SOLON, OHIO 44139
              (Address of principal executive offices and zip code)


                                 (440) 349-1000
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 17, 2000, National Auto Credit, Inc. acting through its NAC, Inc. subsidiary (the "Company") sold to Crescent Bank & Trust substantially all of the automobile retail installment contracts remaining in the Company's active portfolio for a selling price of $17.9 million. In March 2000, the Company also sold to First Southwestern Financial Services for $2.7 million certain automobile retail installment contracts held in the Company's active portfolio and to Ameristar Financial Servicing Company, L.L.C. for $2.2 million certain automobile retail installment contracts held in the Company's portfolio of charged-off accounts (representing approximately one-third of the charged-off portfolio). The three transactions resulted in an aggregate loss of approximately $2.1 million, which the Company will report in the quarter ending April 30, 2000. In each of the three transactions, the buyer was an independent party that did not have a material relationship with the Company, any affiliate of the Company, any director or officer of the Company or any associate of any officer or director of the Company. In each case, the selling price of the assets was determined based upon arm's length negotiations between the parties and was paid in cash at closing.

ITEM 5.  OTHER EVENTS

         Following its disposition of these automobile installment sale contracts, the Company's assets consist principally of money market funds, commercial paper, government securities and other short-term, highly liquid investments. The Company's Board of Directors is assessing its strategic business alternatives and will announce the direction it intends to take in its business when the Board has fully weighed the available alternatives and has reached a decision.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                Not applicable.

         (b)    PRO FORMA FINANCIAL INFORMATION.

                Pro forma financial information follows on pages 3 to 6 of this Report.

          (c)   EXHIBITS

                10.1 Purchase and Sale Agreement of Contracts between Crescent Bank & Trust and NAC, Inc. dated March 17, 2000. *


                *Previously filed.




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                   NATIONAL AUTO CREDIT, INC. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL STATEMENTS

INTRODUCTION

         As discussed elsewhere herein, on March 17, 2000, National Auto Credit, Inc., (the "Company") acting through its NAC, Inc. subsidiary ("NAC"), sold to Crescent Bank & Trust substantially all of the automobile retail installment loans remaining in the Company's active portfolio for $17.9 million. In prior transactions in March 2000, NAC had sold to First Southwestern Financial Services, for $2.7 million, certain automobile retail installment loans held in the Company's active portfolio and to Ameristar Financial Servicing Company, L.L.C., for $2.2 million, certain automobile retail installment loans held in the Company's portfolio of charged-off accounts (representing approximately one-third of the charged-off portfolio). In each of the three transactions, the buyer was an independent party that did not have a material relationship with the Company, any affiliate of the Company, any director or officer of the Company or any associate of any officer or director of the Company. In each case, the selling price was determined based upon arm's length negotiations between the parties and was paid in cash at closing.

         The accompanying pro forma condensed consolidated financial statements are presented to illustrate the effects of the transactions described above. The pro forma condensed consolidated balance sheet is based on the Company's historical consolidated balance sheet as of January 31, 2000, and assumes that the transactions took place on that date. The pro forma condensed consolidated statement of operations is based on the Company's historical consolidated statement of operations for the year ended January 31, 2000, and assumes that the transactions took place on February 1, 1999.

         In accordance with the rules of the Securities and Exchange Commission, the pro forma condensed consolidated statement of operations includes only the results of continuing operations, and additionally excludes the loss recorded on the sale of the loans. That loss, of approximately $2.1 million, will be reported by the Company in its financial statements for the quarter ending April 30, 2000.

         The accompanying pro forma condensed consolidated financial statements may not be indicative of the actual results of operations or financial position the Company will report in the future. In particular, the accompanying pro forma condensed consolidated financial statements do not reflect (i) the effects of the Company's investment of the cash proceeds from the sale of the loans, which were invested in money market funds, commercial paper, government securities and other short-term, highly liquid investments, or (ii) any possible effects of various strategic business alternatives, including, but not limited to, the purchase of one or more existing operating businesses or the entry into one or more businesses, currently being considered by the Company's Board of Directors.

         The accompanying pro forma condensed consolidated financial statements should be read in connection with the Company's historical consolidated financial statements.


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                   NATIONAL AUTO CREDIT, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF JANUARY 31, 2000
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                                                                Pro Forma
                                                                           Historical           Adjustments         Pro Forma
                                                                        ---------------       --------------     --------------

ASSETS

Cash and cash equivalents                                                  $  54,333            $ 5,561 (1)         $ 82,939
                                                                                                 23,045 (3)

Installment loans, net                                                        29,306             (5,156)(1)               -
                                                                                                    856 (2)
                                                                                                (25,006)(3)

Property and equipment, net                                                    7,677                                   7,677
Assets held for sale                                                           6,861                                   6,861
Income taxes refundable                                                        3,664                                   3,664
Other assets                                                                   2,121               (176)(3)            1,945
                                                                      ---------------     --------------       --------------

TOTAL ASSETS                                                               $ 103,962             $ (876)           $ 103,086
                                                                      ===============     ==============       ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
  Self-insurance claims                                                      $ 4,089                                 $ 4,089
  Accrued income taxes                                                         2,926                                   2,926
  Other liabilities                                                           13,068              $ (17)(3)           13,051
                                                                      ---------------     --------------       --------------
                                                                              20,083                (17)              20,066

STOCKHOLDERS' EQUITY

  Preferred stock                                                                 -                                       -
  Common stock                                                                 1,498                                   1,498
  Additional paid-in capital                                                 166,139                                 166,139
  Retained deficit                                                           (69,104)               405 (1)          (69,963)
                                                                                                    856 (2)
                                                                                                 (2,120)(3)

  Treasury stock                                                             (14,654)                                (14,654)
                                                                      ---------------     --------------       --------------
                                                                              83,879               (859)              83,020
                                                                      ---------------     --------------       --------------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $ 103,962             $ (876)           $ 103,086
                                                                      ===============     ==============       ==============




See Notes to Pro Forma Financial Statements.


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                   NATIONAL AUTO CREDIT, INC. AND SUBSIDIARIES
          PRO FORMA THE CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                                                           Pro Forma
                                                                       Historical         Adjustments           Pro Forma
                                                                     ---------------     --------------       ---------------


REVENUE

     Interest income                                                        $ 7,331           $ (7,331) (1)        $       -
     Fees and other income                                                      145               (140) (1)                5
                                                                     ---------------     --------------       ---------------
        Total                                                                 7,476             (7,471)                    5

COSTS AND EXPENSES
     Provision for credit losses                                             (6,118)             6,118  (1)                -
     Operating                                                               10,272             (8,518) (2)                -
                                                                                                (1,754) (3)

     General and administrative                                               4,750              1,754  (3)            6,504
     Litigation and non-recurring charges                                    11,308                                   11,308
     Write-down of assets held for sale                                       4,666                                    4,666
     Cost related to purchase of shares                                       2,224                                    2,224
     Interest (income) expense                                               (2,284)                                  (2,284)
                                                                     ---------------     --------------       ---------------
        Total                                                                24,818             (2,400)               22,418
                                                                     ---------------     --------------       ---------------

LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                                                       (17,342)            (5,071)              (22,413)

Benefit for income taxes                                                     (3,286)                                  (3,286)
                                                                     ---------------     --------------       ---------------

LOSS FROM CONTINUING OPERATIONS                                           $ (14,056)          $ (5,071)            $ (19,127)
                                                                     ===============     ==============       ===============



BASIC AND DILUTED LOSS PER SHARE
     Continuing operations                                                $    (.50)            $ (.18)            $   (.68)
                                                                     ===============     ==============       ===============


WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING (000's)
        Basic and diluted                                                    28,169             28,169                28,169
                                                                     ===============     ==============       ===============




See Notes to Pro Forma Financial Statements.


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                   NATIONAL AUTO CREDIT, INC. AND SUBSIDIARIES
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

Note A - BASIS OF PRESENTATION

         Reference is made to the "Introduction" at page 3.

Note B - PRO FORMA ADJUSTMENTS

         The pro forma adjustments to the condensed consolidated balance sheet are as follows:

     1) To reflect the actual cash collections on the loans for the period from February 1, 2000 until the date of their sale.

     2) To reflect activity in the allowance for loan losses for the period from February 1, 2000 until the date of the sale of the loans.

     3)  To reflect the sale of the loans as described above.


         The pro forma adjustments to the condensed consolidated statement of operations are as follows:

     1) To eliminate interest and fee income and the provision for credit losses related to the loans sold as if the loans had been sold as of the beginning of the year.

     2) To eliminate operating expenses, consisting principally of payroll, collection costs and underwriting expenses directly attributable to the purchase and collection of loans. The amounts eliminated reflect the expenses the Company would not have incurred as of February 1, 1999 had it sold all of the automobile retail installment loans. Payroll and related costs are based on the personnel reductions the Company made during fiscal 2000 as the result of the decrease in the size of its operations and further personnel reductions made or being made as a result of the sale of its loans.

     3) To reclassify, as general and administrative expenses, the payroll, occupancy and other costs the Company will continue to incur after the sale of its loans which were previously considered operating expenses.


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            National Auto Credit, Inc.


Date:      May 15, 2000                     By:  /s/David L. Huber
         ------------------                 ------------------------------------
                                            David L. Huber
                                            Chairman and Chief Executive Officer


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